Exhibit 10.15

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Pledge Agreement”) is entered into as of February     , 2006, among MORTON’S OF CHICAGO, INC., an Illinois corporation (the “Borrower”), MORTON’S RESTAURANT GROUP, INC., a Delaware corporation (the “Parent”), those Subsidiaries of the Parent as may from time to time party hereto (together with the Parent, collectively the “Guarantors” and each a “Guarantor”; together with the Borrower, individually a “Pledgor” and collectively the “Pledgors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions as may from time to time become parties to such Credit Agreement (individually a “Lender” and collectively the “Lenders”).

RECITALS

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed, restated or replaced from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent, the Lenders have agreed to make Loans and to issue and/or acquire participation interests in Letters of Credit upon the terms and subject to the conditions set forth therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue and/or acquire participation interests in Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms that are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) are used herein as so defined: Certificated Security, Control, Entitlement Order, Financial Asset, Investment Company Security, Securities Account, Security, Security Entitlement, Securities Intermediary and Uncertificated Security. For purposes of this Pledge Agreement, the term “Lender” shall include any Hedging Agreement Provider.

2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Pledged Collateral”):

(a) Pledged Capital Stock. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding Capital Stock owned by such Pledgor of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Voting Equity”) and 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) (“Non-Voting Equity”) owned by such Pledgor of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto (collectively, together with the Capital Stock and other interests described in clauses (y) and (z) and in Sections 2(b) and 2(c) below, the “Pledged Capital Stock”), including, but not limited to, the following:

(y) subject to the percentage restrictions described above and in Section 2(b) below, all shares, securities, membership interests or other equity interests representing a dividend on any of the Pledged Capital Stock, or representing a distribution or return of capital upon or in respect of the Pledged Capital Stock, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Capital Stock; and

(z) subject to the percentage restrictions described above and in Section 2(b) below and without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Capital Stock and in which such issuer is not the surviving entity, all shares of each class of the Capital Stock of the successor entity formed by or resulting from such consolidation or merger.

(b) Additional Interests. (i) 100% (or, if less, the full amount owned by such Pledgor) of each class of the issued and outstanding Capital Stock of any Person which hereafter becomes a Domestic Subsidiary and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity of any Person which hereafter becomes a Foreign Subsidiary, including, without limitation, the certificates representing such Capital Stock.

(c) Other Equity Interests. Subject to the percentage restrictions described above, any and all other Capital Stock or other equity interests owned by the Pledgors in any Domestic Subsidiary or any Foreign Subsidiary.

(d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter pledge and deliver additional shares of Capital Stock or other interests to the Administrative Agent as collateral security for the Secured Obligations. Upon such pledge and delivery to the Administrative Agent, such additional shares of Capital Stock or other interests shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

3. Security for Secured Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the “Secured Obligations”): (a) all of the Credit Party Obligations (including obligations under Secured Hedging Agreements), howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (b) all expenses and charges, legal and otherwise, incurred by the Administrative Agent, the Lenders and/or the Hedging Agreement Providers in collecting or enforcing any of the Credit Party Obligations or in realizing on or protecting any security therefor, including without limitation the security granted hereunder.

4. Delivery of the Pledged Collateral; Perfection of Security Interest. Each Pledgor hereby agrees that:

(a) Delivery of Certificates and Instruments. Each Pledgor shall deliver as security to the Administrative Agent, (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Capital Stock owned by such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral owned by a Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

(b) Additional Securities. Subject to the percentage restrictions set forth in Section 2, if such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of Capital Stock, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in Capital Stock; or (iv) distributions of Capital Stock or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from such Pledgor’s other property and shall deliver it forthwith to the Administrative Agent in the exact form received accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(c) Financing Statements; Other Perfection Actions. Each Pledgor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem reasonably necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Pledged Collateral as “all personal property” or “all assets” of such Pledgor or that describes the Pledged Collateral in some other manner as the Administrative Agent deems necessary or advisable. Each Pledgor shall also execute and deliver to the Administrative Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents and any documents as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder are perfected, including such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate jurisdictions, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Each Pledgor agrees to mark its books and records (and to cause the issuer of the Pledged Capital Stock of such Pledgor to mark its books and records) to reflect the security interest of the Administrative Agent in the Pledged Collateral.

(d) Provisions Relating to Uncertificated Securities, Security Entitlements and Securities Accounts. The Pledgors shall promptly notify the Administrative Agent of any Pledged Collateral consisting of an Uncertificated Security or a Security Entitlement or any Pledged Collateral held in a Securities Account. With respect to any such Pledged Collateral, (a) the applicable Pledgor and the applicable issuer of the Uncertificated Security or the applicable Securities Intermediary shall enter into, upon the reasonable request of the Administrative Agent, an agreement with the Administrative Agent granting Control to the Administrative Agent over such Pledged Collateral, such agreement to be in form and substance reasonably satisfactory to the Administrative

Agent and (b) the Administrative Agent shall be entitled, upon the occurrence and during the continuance of an Event of Default, to notify the applicable issuer of the Uncertificated Security or the applicable Securities Intermediary that it should follow the instructions or the Entitlement Orders, respectively, of the Administrative Agent and no longer follow the instructions or the Entitlement Orders, respectively, of the applicable Pledgor. Upon receipt by a Pledgor of notice from a Securities Intermediary of its intent to terminate the Securities Account of such Pledgor held by such Securities Intermediary, prior to the termination of such Securities Account the Pledged Collateral in such Securities Account shall be (i) transferred to a new Securities Account, upon the request of the Administrative Agent, which shall be subject to a control agreement as provided above or (ii) transferred to an account held by the Administrative Agent (in which it will be held until a new Securities Account is established).

5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated:

(a) Authorization of Pledged Capital Stock. The Pledged Capital Stock is duly authorized and validly issued, is fully paid and nonassessable and is not subject to the preemptive rights of any Person. All other shares of Capital Stock or other interests constituting Pledged Collateral are duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

(b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no “adverse claim” within the meaning of Section 8-102 of the UCC with respect to the Pledged Capital Stock of such Pledgor.

(c) Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

(d) Pledgor’s Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority, the issuer of any Pledged Capital Stock or third party is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Administrative Agent or the Lenders of their rights and remedies hereunder (except such filings as are necessary in connection with the perfection of the Liens).

(e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Administrative Agent for the ratable benefit of the Lenders, in the Pledged Collateral. The taking possession by the Administrative Agent of the certificates (if any) representing the Pledged Capital Stock and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent’s security interest in all certificated Pledged Capital Stock and such certificates and instruments. Upon the filing of UCC financing statements in the location of each Pledgor’s State of organization, the Administrative Agent shall have a first priority perfected security interest in all uncertificated Pledged Capital Stock consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 8-103(c) of the UCC. With respect to any Pledged Collateral consisting of an Uncertificated Security or a Security Entitlement or any Pledged Collateral held in a Securities Account, upon execution and delivery by the applicable Pledgor, the Administrative Agent and the applicable Securities Intermediary or the applicable issuer of the Uncertificated Security of an agreement granting Control to the Administrative Agent over such Pledged Collateral, the Administrative Agent shall have a first priority perfected security interest in such Pledged Collateral. Except as set forth in this Section, no action is necessary to perfect the Administrative Agent’s security interest.

(f) No Other Capital Stock. Except as set forth on Schedule 2(a) attached hereto (as updated or deemed updated from time to time in accordance with the terms hereof and of the Credit Agreement), no Pledgor owns any Capital Stock of any Domestic Subsidiaries of the Parent.

(g) Partnership and Limited Liability Company Interests. Except as previously disclosed to the Administrative Agent, none of the Pledged Capital Stock consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

6. Covenants. Each Pledgor hereby covenants, that so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated, such Pledgor shall:

(a) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein; keep the Pledged Collateral free from all Liens, other than Permitted Liens; and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

(b) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including, without limitation, execution and delivery of one or more control agreements reasonably acceptable to the Administrative Agent, filing of UCC financing statements and any and all other actions reasonably necessary to satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in all Pledged Collateral); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor that are exercisable upon the occurrence and during the continuance of an Event of Default.

(c) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

(d) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the SEC and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

(e) Issuance or Acquisition of Capital Stock. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Capital Stock that consists of an interest in a partnership or a limited liability company which (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

7. Performance of Obligations; Advances by Administrative Agent. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien (other than a Permitted Lien), expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the ABR Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Secured Hedging Agreement. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).

9. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the other Credit Documents, in any Secured Hedging Agreement or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

(b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker’s board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least ten (10) days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) [RESERVED]

(d) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act . Each Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act ), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act , and the Administrative Agent may, in such event, bid for the purchase of such Pledged Collateral.

(e) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, after providing the notices required by and otherwise complying with Sections 9-620 and 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the ABR Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent’s rights or the Secured Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Secured Hedging Agreement.

10. Rights of the Administrative Agent.

(a) Power of Attorney. Each Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Administrative Agent may reasonably determine in respect of such Pledged Collateral;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Pledged Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral;

(v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

(vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

(viii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein;

(ix) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may determine;

(x) to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral of such Pledgor into the name of the Administrative Agent or into the name of any transferee to whom the Pledged Collateral of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

(xi) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to perfect, protect, preserve and realize upon its security interest in the Pledged Collateral.

(b) Assignment by the Administrative Agent. Subject to any restrictions in the Credit Agreement with respect to the assignment of the Secured Obligations, the Administrative Agent may from time to time assign the Secured Obligations or any portion thereof and/or the Pledged Collateral or any portion thereof to a successor Administrative Agent, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto.

(c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Administrative Agent shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

(d) Voting Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

(ii) Subject to subsection (e) of this Section, upon the occurrence and during the continuance of a Default or an Event of Default, and upon written notice of the exercise of the following right from the Administrative Agent, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this subsection (d) shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights.

(e) Dividend and Distribution Rights in Respect of the Pledged Collateral.

(i) So long as no Event of Default shall have occurred and be continuing, each Pledgor may receive and retain any and all dividends (other than dividends payable in the form of Capital Stock and other dividends constituting Pledged Collateral which are required to be delivered to the Administrative Agent pursuant to Section 4 above), distributions or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

(ii) Upon the occurrence and during the continuation of an Event of Default:

(A) all rights of a Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this subsection (e) shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(B) all dividends, distributions and interest payments which are received by a Pledgor contrary to the provisions of clause (A) of this subsection (ii) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Secured Obligations.

(f) Release of Pledged Collateral. The Administrative Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, Lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority Lien on all Pledged Collateral not expressly released or substituted.

11. Application of Proceeds. After the exercise of remedies by the Administrative Agent or the Lenders (other than the invocation of default interest pursuant to Section 2.9 of the Credit Agreement) pursuant to Section 7.2 of the Credit Agreement (or after the Commitments shall automatically terminate and the Loans (with accrued interest thereon) and all other amounts under the Credit Documents shall automatically become due and payable in accordance with the terms of such Section), any proceeds of the Pledged Collateral, when received by the Administrative Agent, any of the Lenders or any Hedging Agreement Provider in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in

Section 2.12(b) of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

12. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

13. Continuing Agreement.

(a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding, any Credit Document or Secured Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of the Liens and security interests granted hereunder and shall deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

(b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each Lender, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Pledged Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Lender or their respective officers, employees and agents, in each case as determined by a court of competent jurisdiction.

16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Pledge Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Administrative Agent.

18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

19. Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial; Venue. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). The terms of Sections 9.14 and 9.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

20. Severability. If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

21. Entirety. This Pledge Agreement, the other Credit Documents and any Secured Hedging Agreement represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement, the other Credit Documents, any such Secured Hedging Agreement or the transactions contemplated herein and therein.

22. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and any Secured Hedging Agreement, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

23. Joint and Several Obligations of Pledgors.

(a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

(b) Each of the Pledgors, jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Pledge Agreement, the other Credit Documents and any Hedging Agreement, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents or in any Secured Hedging Agreement, to the extent the obligations of a Pledgor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Pledgor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

24. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	MORTON’S OF CHICAGO, INC., an Illinois corporation

By:

Name:
Title:

PARENT:	MORTON’S RESTAURANT GROUP, INC., a Delaware corporation

By:

Name:
Title:

GUARANTORS:	PORTERHOUSE, INC., a Delaware corporation

MORTON’S OF CHICAGO/ATLANTA, INC.,

an Illinois corporation

MORTON’S OF CHICAGO/BUCKHEAD, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/CHICAGO, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/CINCINNATI, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/CLAYTON, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/CLEVELAND, INC.,

an Illinois corporation

MORTON’S OF CHICAGO/COLUMBUS INC.,

a Delaware corporation

MORTON’S OF CHICAGO/DALLAS, INC.,

an Illinois corporation

CHICAGO STEAKHOUSE, INC.,

a Texas corporation

MORTON’S OF CHICAGO/DENVER, INC.,

an Illinois corporation

MORTON’S OF CHICAGO/DETROIT, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/FIFTH AVENUE, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/FLAMINGO ROAD CORP.,

a Delaware corporation

MORTON’S OF CHICAGO/HOUSTON, INC.,

a Delaware corporation

HOUSTON STEAKHOUSE, INC.,

a Texas corporation

MORTON’S OF CHICAGO/MINNEAPOLIS, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/NASHVILLE, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/PALM DESERT, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/PHILADELPHIA, INC.,

an Illinois corporation

MORTON’S OF CHICAGO/PHOENIX, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/PITTSBURGH, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/PITTSBURGH LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/PORTLAND, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/PUERTO RICO, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/ROSEMONT, INC.,

an Illinois corporation

MORTON’S OF CHICAGO/SACRAMENTO, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/SAN ANTONIO, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/SAN DIEGO, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/SAN FRANCISCO, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/SANTA ANA, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/SCOTTSDALE, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/SEATTLE, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/VIRGINIA, INC.,

an Illinois corporation

MORTON’S OF CHICAGO/WASHINGTON D.C. INC.,

a Delaware corporation

MORTON’S OF CHICAGO/WASHINGTON SQUARE, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/WESTBROOK, INC.,

an Illinois corporation

PORTERHOUSE OF LOS ANGELES, INC.,

a Delaware corporation

MOCGC CORP.,

a Virginia corporation

MORTON’S OF CHICAGO HOLDING, INC.,

a Delaware corporation

ARNIE MORTON’S OF CHICAGO/FIGUEROA LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO MARYLAND HOLDING, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/BALTIMORE, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/BETHESDA LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/ANAHEIM, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/ATLANTIC CITY, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO FLORIDA HOLDING, INC.,

a Delaware corporation

MORTON’S OF CHICAGO/BOCA RATON, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/CORAL GABLES LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/MIAMI, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/NORTH MIAMI BEACH, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/ORLANDO, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/PALM BEACH, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/BOSTON LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/CHARLOTTE LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/CRYSTAL CITY LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/DENVER CRESCENT TOWN CENTER, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/FORT LAUDERDALE, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/GREAT NECK LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/HACKENSACK LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/HARTFORD LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/HONOLULU LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/INDIANAPOLIS LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/JACKSONVILLE LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/KANSAS CITY LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/KING OF PRUSSIA LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/LOUISVILLE LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/NEW ORLEANS LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/NORTHBROOK, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/MCKINNEY LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/RESTON LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/RICHMOND LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/SCHAUMBURG LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/SOUTH PARK, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/STAMFORD LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/TROY, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/WACKER PLACE, LLC,

a Delaware limited liability company

MORTON’S OF CHICAGO/WHITE PLAINS LLC,

a Delaware limited liability company

ITALIAN RESTAURANTS HOLDING CORP.,

a Delaware corporation

BERTOLINI’S RESTAURANTS, INC.,

a Delaware corporation

BERTOLINI’S OF CIRCLE CENTRE, INC.,

a Delaware corporation

BERTOLINI’S/KING OF PRUSSIA, INC.,

a Delaware corporation

BERTOLINI’S OF LAS VEGAS, INC.,

a Delaware corporation

BERTOLINI’S AT VILLAGE SQUARE, INC.,

a Delaware corporation

SAN ANTONIO STEAKHOUSE, INC.,

a Texas corporation

ARNIE MORTON’S OF CHICAGO/BURBANK LLC,

a Delaware limited liability company

By:

Name:
Title:

Accepted and agreed to as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Schedule 2(a)

to

Pledge Agreement

dated as of February     , 2006

in favor of Wachovia Bank, National Association,

as Administrative Agent

PLEDGED CAPITAL STOCK

PLEDGOR:

	Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership
1.	Quantum Restaurant Development Corporation	1,000	1	100%
2.	Santa Fe Steakhouse & Cantina Corp.	1,000		100%
3.	Porterhouse, Inc.	1,000	1	100%
4.	Morton’s of Chicago, Inc.	1,000	1	100%
5.	Morton’s of Chicago/Addison, Inc.	1,000	1	100%
6.	Morton’s of Chicago/Atlanta, Inc.	2,000	1	100%
7.	Morton’s of Chicago/Buckhead, Inc.	1,000	1	100%
8.	Morton’s of Chicago/Chicago, Inc.	1,000	2	100%
9.	Morton’s of Chicago/Cincinnati, Inc.	1,000	1	100%
10.	Morton’s of Chicago/Clayton, Inc.	1,000	1	100%
11.	Morton’s of Chicago/Cleveland, Inc.	2,000	1	100%
12.	Morton’s of Chicago/Columbus, Inc.	1,000	1	100%
13.	Morton’s of Chicago/Dallas, Inc.	2,000	1	100%
14.	Morton’s of Chicago/Denver, Inc.	2,000	1	100%
15.	Morton’s of Chicago/Detroit, Inc.	1,000	1	100%
16.	Morton’s of Chicago/Fifth Avenue, Inc.	1,000	1	100%
17.	Morton’s of Chicago/Flamingo Road Corp.	1,000	2	100%
18.	Morton’s of Chicago/Houston, Inc.	1,000	1	100%
19.	Morton’s of Chicago/Minneapolis, Inc.	1,000	1	100%
20.	Morton’s of Chicago/Nashville, Inc.	1,000	3	100%
21.	Morton’s of Chicago/Palm Desert, Inc.	1,000	1	100%
22.	Morton’s of Chicago/Philadelphia, Inc.	2,000	1	100%
23.	Morton’s of Chicago/Phoenix, Inc.	1,000	2	100%

PLEDGOR:

	Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership
24.	Morton’s of Chicago/Pittsburgh, Inc.	1,000	1	100%
25.	Morton’s of Chicago/Portland, Inc.	1,000	2	100%
26.	Morton’s of Chicago/Puerto Rico, Inc.	1,000	2	100%
27.	Morton’s of Chicago/Rosemont, Inc.	2,000	1	100%
28.	Morton’s of Chicago/Sacramento, Inc.	1,000	1	100%
29.	Morton’s of Chicago/San Antonio, Inc.	1,000	1	100%
30.	Morton’s of Chicago/San Diego, Inc.	1,000	2	100%
31.	Morton’s of Chicago/San Francisco, Inc.	1,000	1	100%
32.	Morton’s of Chicago/Santa Ana, Inc.	1,000	3	100%
33.	Morton’s of Chicago/Scottsdale, Inc.	1,000	2	100%
34.	Morton’s of Chicago/Seattle, Inc.	1,000	2	100%
35.	Morton’s of Chicago/Virginia, Inc.	1,000	2	100%
36.	Morton’s of Chicago/Washington D.C. Inc.	1,000	1	100%
37.	Morton’s of Chicago/Washington Square, Inc.	1,000	2	100%
38.	Morton’s of Chicago/West Street, Inc.	1,000	1	100%
39.	Morton’s of Chicago/Westbrook, Inc.	2,000	1	100%
40.	Porterhouse of Los Angeles, Inc.	1,000	1	100%
41.	Morton’s, Inc.	1,000	1	100%
42.	MOCGC Corp.	1,000	1	100%
43.	Chicago Steakhouse, Inc.	1,000	2	100%
44.	Houston Steakhouse, Inc.	1,000	3	100%
45.	San Antonio Steakhouse, Inc.	1,000
46.	Morton’s of Chicago Holding, Inc.	1,000	2	100%
47.	Morton’s of Chicago/Anaheim LLC	1,000
48.	Morton’s of Chicago/Atlantic City, LLC	1,000	2	100%
49.	Morton’s of Chicago/Baltimore, LLC	1,000
50.	Morton’s of Chicago/Bethesda LLC	1,000
51.	Morton’s of Chicago/Boca Raton, LLC	1,000
52.	Morton’s of Chicago/Boston LLC	1,000
53.	Arnie Morton’s of Chicago/Burbank LLC	1,000

PLEDGOR:

	Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership
54.	Morton’s of Chicago/Charlotte LLC	1,000
55.	Morton’s of Chicago/Coral Gables LLC	1,000
56.	Morton’s of Chicago/Crystal City LLC	1,000
57.	Morton’s of Chicago/ Denver Crescent Town Center, LLC	1,000
58.	Arnie Morton’s of Chicago/Figueroa LLC	1,000
59.	Morton’s of Chicago/Fort Lauderdale, LLC	1,000
60.	Morton’s of Chicago/Great Neck LLC.	1,000
61.	Morton’s of Chicago/Hackensack LLC	1,000
62.	Morton’s of Chicago/Hartford LLC	1,000
63.	Morton’s of Chicago/Honolulu LLC	1,000
64.	Morton’s of Chicago/Indianapolis LLC	1,000
65.	Morton’s of Chicago/Jacksonville LLC	1,000
66.	Morton’s of Chicago/Kansas City LLC.	1,000
67.	Morton’s of Chicago/King of Prussia LLC	1,000
68.	Morton’s of Chicago/La Jolla LLC	1,000
69.	Morton’s of Chicago/ Louisville LLC	1,000
70.	Morton’s Of Chicago/McKinney LLC.	1,000
71.	Morton’s of Chicago/Miami, LLC	1,000
72.	Morton’s of Chicago/New Orleans LLC	1,000
73.	Morton’s of Chicago/North Miami Beach, LLC	1,000
74.	Morton’s of Chicago/Northbrook, LLC	1,000
75.	Morton’s of Chicago/Orlando, LLC	1,000
76.	Morton’s of Chicago/Palm Beach LLC	1,000
77.	Morton’s of Chicago/Pittsburgh LLC.	1,000
78.	Morton’s of Chicago/Reston LLC	1,000
79.	Morton’s of Chicago/Richmond LLC.	1,000
80.	Morton’s of Chicago/Schaumburg LLC	1,000
81.	Morton’s of Chicago/SouthPark, LLC	1,000
82.	Morton’s of Chicago/Stamford LLC.	1,000
83.	Morton’s of Chicago/Troy, LLC	1,000

PLEDGOR:

	Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership
84.	Morton’s of Chicago/Wacker Place LLC	1,000
85.	Morton’s of Chicago/White Plains LLC	1,000
86.	Morton’s of Chicago/Wisconsin LLC.	1,000
87.	Morton’s of Chicago Florida Holding, Inc.	1,000
88.	Morton’s of Chicago Maryland Holding, Inc.	1,000
89.	Morton’s of Chicago Asia (Singapore) Pte. Ltd.	2	4	100%
90.	Morton’s of Chicago (Singapore) Pte. Ltd.	2
91.	Morton’s of Chicago/Toronto, Inc.	1,000
92.	Morton’s of Chicago/Vancouver, Inc.	98	2	100%
93.	Morton’s of Chicago Kowloon Limited	98	3	100%
94.	Morton’s of Chicago Hong Kong Limited	1,000	3	100%
95.	Italian Restaurants Holding Corp.	1,000	1	100%
96.	Bertolini’s Restaurants, Inc.	1,000	3	100%
97.	Bertolini’s of Circle Centre, Inc.	1,000	1	100%
98.	Bertolini’s/King of Prussia, Inc.	1,000	2	100%
99.	Bertolini’s of Las Vegas, Inc.	1,000	1	100%
100.	Bertolini’s at Market Square, Inc.	1,000	4	100%
101.	Bertolini’s at Village Square, Inc.	1,000	2	100%
102.	Peasant Holding Corp.	1,000	1 & 4	100%
103.	Mick’s at PA Ave., Inc.	1,000
104.	Mick’s at Fair Oaks, Inc.	1,000
105.	Mick’s at Annapolis Mall, Inc.	1,000

Exhibit 4(a)

to

Pledge Agreement

dated as of February __, 2006

in favor of Wachovia Bank, National Association,

as Administrative Agent

Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _____________________, a ____________ corporation:

No. of Shares	Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock or equity interest and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

_________________,
a ________________ [corporation]

By:
Name:
Title: